                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) July 10, 1998
                                                         -------------


                   American General Hospitality Corporation
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            (Exact Name of Registrant as Specified in its Charter)

Maryland                                1-11903                       75-2648842
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(State or Other                       (Commission               (I.R.S. Employer
Jurisdiction of                        File Number)               Identification
incorporation)                                                              No.)



          5605 MacArthur Boulevard, Suite 1200, Irving, Texas  75038
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          (Address of Principal Executive Offices)         (Zip Code)



      (Registrant's Telephone Number, Including Area Code (972) 550-6800
                                                          --------------


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        (Former Name or Former Address, If Changed Since Last Report.)

ITEM 5.   OTHER EVENTS.

          As previously disclosed in American General Hospitality Corporation's (the "Registrant" or "AGH") Current Report on Form 8-K, dated March 15, 1998 and filed on March 17, 1998, the Registrant and CapStar Hotel Company ("CapStar"), have entered into a definitive agreement (the "Merger Agreement"), as amended, to merge as equals (the "Merger"). Pursuant to the terms of the Merger Agreement
(i) CapStar will merge with and into the Registrant which will be renamed MeriStar Hospitality Corporation ("MeriStar") if the Merger is consummated, (ii) CapStar will spin-off (the "Spin-Off"), in a taxable transaction, its hotel operations and management business to its current stockholders as a new C-corporation to be called MeriStar Hotels & Resorts, Inc. ("OpCo"). Pursuant to a separate transaction, OpCo will acquire AGH Leasing, L.P. ("AGH Leasing") and American General Hospitality, Inc. ("AGHI"), the respective lessee and manager of substantially all of the Registrant's hotels, which acquisition is a condition to the closing of the Merger. If the proposed Merger is consummated, OpCo will become the lessee and manager of the hotels currently leased by AGH Leasing and will have a right of first refusal to become the lessee of hotels acquired by the Registrant in the future except for certain hotels currently under contract to be acquired by the Registrant. Pursuant to the terms of the Merger Agreement, the Registrant's stockholders will receive 0.8475 shares of MeriStar for each share of the Registrant's common stock owned and, CapStar's stockholders will receive one share of MeriStar for each CapStar share owned. The Merger, which is expected to be completed by the end of July 1998, is subject to customary closing conditions and covenants, including the approval of the stockholders of both companies, accordingly, no assurance can be given that the Merger will be consummated. The Registrant has filed a registration statement on Form S-4, which includes the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission (Registration No. 333-49611) (the "Form S-4 Registration Statement").

          Attached and incorporated by reference herein as Exhibit 99.1 through
Exhibit 99.12 are certain financial information for CapStar, OpCo and AGHI and Exhibits 99.13 and 99.14 are certain unaudited pro forma combined financial information for MeriStar giving effect to the Merger.

          Attached and incorporated by reference herein as Exhibits 23.1, 23.2, 23.3, 23.4, 23.5, 23.6, 23.7 and 23.8, respectively, are copies of a consent of KPMG Peat Marwick LLP, a consent of Pannell Kerr Forster PC, a consent of Pinsker, Goldberg, Ivanicki & Appuzzo, a consent of Wertheim & Company, a consent of King Griffin & Adamson P.C., a consent of Mann Frankfort Stein & Lipp, P.C., a consent of PricewaterhouseCoopers LLP (Dallas, TX) and a consent of PricewaterhouseCoopers LLP (Philadelphia, PA).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------

23.1      Consent of KPMG Peat Marwick LLP

23.2      Consent of Pannell Kerr Forster PC

23.3      Consent of Pinsker, Goldberg, Ivanicki & Appuzzo

23.4      Consent of Wertheim & Company

23.5      Consent of King Griffin & Adamson P.C.

23.6      Consent of Mann Frankfort Stein & Lipp, P.C.

23.7      Consent of PricewaterhouseCoopers LLP (Dallas, TX)

23.8      Consent of PricewaterhouseCoopers LLP (Philadelphia, PA)

99.1 The audited Consolidated Balance Sheets of CapStar as of December 31, 1997 and 1996, and the Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995, the Consolidated Statements of Stockholder's Equity and Partners' Capital for the years ended December 31, 1997, 1996 and 1995 and Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995 (incorporated by reference from pages 21 to 42 of CapStar's 1997 Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 1-12017)).

99.2 The Condensed Consolidated Balance Sheet of CapStar as of March 31, 1998 (unaudited), and December 31, 1997, the unaudited Condensed Consolidated Statements of Operations of CapStar for the three months ended March 31, 1998 and 1997, and the unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 1998 and 1997 (incorporated by reference from pages 3 to 8 of CapStar's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 (File No. 1-12017)).

99.3 The unaudited Pro Forma Balance Sheet of OpCo as of March 31, 1998, the unaudited Pro Forma Statement of Operations of OpCo for the three months ended March 31, 1998, and the unaudited Pro Forma Statement of Operations of OpCo for the year ended December 31, 1997.

99.4 The Balance Sheets of MCV Venture, LLC, formerly MCV Venture, as of June 30, 1997 (unaudited) and December 31, 1996 and 1995, the Statement of Operations of MCV Venture, LLC for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995, the Statements of Members' Equity (Deficit) of MCV Venture, LLC for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995, and the Statements of Cash Flows for MCV Venture, LLC for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995 (incorporated by reference from pages 3 to 12 of CapStar's Current Report on 8-K dated August 18, 1997 (File No. 1-12017)).

99.5 Comparative Balance Sheets as of December 31, 1996 and 1995, comparative Statements of Income (Loss), Cash Flows and Partners' Capital for the years ended December 31, 1996 and 1995 for Packwood Jekyll Limited Partnership with accompanying notes and Independent Auditors' Report (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.6 Balance Sheet as of June 30, 1997 and Statements of Income (Loss), Cash Flows and Partners' Capital for the period ended June 30, 1997 for Packwood Jekyll Limited Partnership with accompanying notes and Accountants' Compilation Report (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.7 Combined Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Combined Statements of Income, Partners' Capital and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for Chi-Town Partners, L.P. and St. Elmo's Partners, L.P. with accompanying notes and Report of Independent Accountants (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.8 Combined Balance Sheet as of December 27, 1996, Combined Statements of Income, Owners' Deficit and Cash Flows for the year ended December 27, 1996 for Westchase Holdings Ltd. with accompanying notes and Independent Auditors' Report (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.9 The Balance Sheet of Governor Morris Hotel Partners, L.P. as of June 30, 1997 (unaudited), the Statement of Operations of Governor Morris Hotel Partners, L.P. for the six months ended June 30, 1997 (unaudited ), the Statement of

          Changes in Partners' Deficit of Governor Morris Hotel Partners, L.P. for the six months ended June 30, 1997 (unaudited), and the Statement of Cash Flows for Governor Morris Hotel Partners, L.P. for the six months ended June 30, 1997 (unaudited), the Balance Sheets of Governor Morris Hotel Partners, L.P. as of December 31, 1996 and 1995, and the Statements of Operations, Changes in Partners' Deficit and Cash Flows of Governor Morris Hotel Partners, L.P. for the years ended December 31, 1996 and 1995 (incorporated by reference from pages 3 to 21 of CapStar's Current Report on Form 8-K dated September 18, 1997 (File No. 1-12017)).

99.10 The Consolidated Balance Sheet of Atgen Holdings, Inc. and Subsidiaries as of July 31, 1997 (unaudited), January 31, 1997 and 1996, the Consolidated Statements of Operations of Atgen Holdings, Inc. and Subsidiaries for the six months ended July 31, 1997 (unaudited) and for the year ended January 31, 1997 and 1996, the Consolidated Statement of Cash Flows of Atgen Holdings, Inc. and Subsidiaries for the six months ended July 31, 1997 (unaudited) and for the year ended January 31, 1997 and 1996 (incorporated by reference from pages 3 to 10 of CapStar's Current Report on Form 8-K dated September 22, 1997 (File No. 1-12017)).

99.11 The Balance Sheets of OpCo as of March 31, 1998 (unaudited), December 31, 1997 and 1996, Statements of Operations, Owners' Equity and Cash Flows of OpCo for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 (incorporated by reference from Item 7 of CapStar's Current Report on Form 8-K dated and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998) (File No. 1-12017)).

99.12 Balance Sheets of AGHI as of March 31, 1998 (unaudited), December 31, 1997 and 1996, Statements of Operations, Stockholders' Equity and Cash Flows of AGHI for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 (incorporated by reference from Item 7 of CapStar's Current Report on Form 8-K dated and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998) (File No. 1-12017)).

99.13 The unaudited Pro Forma Balance Sheet of MeriStar as of March 31, 1998, the unaudited Pro Forma Statement of Operations of MeriStar for the three months ended March 31, 1998 and the unaudited Pro Form Statements of Operations of MeriStar for the year ended December 31, 1997.

99.14 The Comparative Per Share Information for the year ended December 31, 1998 and for the three months ended March 31, 1998 (unaudited).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICAN GENERAL HOSPITALITY CORPORATION
                                             (Registrant)


Date:   July 10, 1998
                              By:  /s/ Kenneth E. Barr
                                   ---------------------------------------------
                                   Name:  Kenneth E. Barr
                                   Title: Executive Vice President, Chief
                                          Financial Officer (Principal Financial
                                          Officer), Secretary and Treasurer

EXHIBIT INDEX


Exhibit   Description
-------   -----------

23.1      Consent of KPMG Peat Marwick LLP

23.2      Consent of Pannell Kerr Forster PC

23.3      Consent of Pinsker, Goldberg, Ivanicki & Appuzzo

23.4      Consent of Wertheim & Company

23.5      Consent of King Griffin & Adamson P.C.

23.6      Consent of Mann Frankfort Stein & Lipp, P.C.

23.7      Consent of PricewaterhouseCoopers LLP (Dallas, TX)

23.8      Consent of PricewaterhouseCoopers LLP (Philadelphia, PA)

99.1 The audited Consolidated Balance Sheets of CapStar as of December 31, 1997 and 1996, and the Consolidated Statements of Operations for the years ended December 31, 1997, 1996 and 1995, the Consolidated Statements of Stockholder's Equity and Partners' Capital for the years ended December 31, 1997, 1996 and 1995 and Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995 (incorporated by reference from pages 21 to 42 of CapStar's 1997 Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 1-12017)).

99.2 The Condensed Consolidated Balance Sheet of CapStar as of March 31, 1998 (unaudited) and December 31, 1997, the unaudited Condensed Consolidated Statements of Operations of CapStar for the three months ended March 31, 1998 and 1997, and the unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 1998 and 1997 (incorporated by reference from pages 3 to 8 of CapStar's Quarterly Report on Form 10-Q for the quarterly period ended march 31, 1998 (File No. 1-12017)).

99.3 The unaudited Pro Forma Balance Sheet of OpCo as of March 31, 1998, and the unaudited Pro Forma Statement of Operations of OpCo for the three months ended March 31, 1998, and the unaudited Pro Forma Statement of Operations of OpCo for the year ended December 31, 1997.

99.4 The Balance Sheets of MCV Venture, LLC, formerly MCV Venture, as of June 30, 1997 (unaudited) and December 31, 1996 and 1995, the Statement of Operations of MCV Venture, LLC for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995, the Statements of Members' Equity (Deficit) of MCV Venture, LLC for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995, and the Statements of Cash Flows for MCV Venture, LLC for the six months ended June 30, 1997 (unaudited) and for the years ended December 31, 1996 and 1995 (incorporated by reference from pages 3 to 12 of CapStar's Current Report on 8-K dated August 18, 1997 (File No. 1-12017)).

99.5 Comparative Balance Sheets as of December 31, 1996 and 1995, comparative Statements of Income (Loss), Cash Flows and Partners' Capital for the years ended December 31, 1996 and 1995 for Packwood Jekyll Limited Partnership with accompanying notes and Independent Auditors' Report (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.6 Balance Sheet as of June 30, 1997 and Statements of Income (Loss), Cash Flows and Partners' Capital for the period ended June 30, 1997 for Packwood Jekyll Limited Partnership with accompanying notes and Accountants' Compilation Report (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.7 Combined Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996, Combined Statements of Income, Partners' Capital and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for Chi-Town Partners, L.P. and St. Elmo's Partners, L.P. with accompanying notes and Report of Independent Accountants (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.8 Combined Balance Sheet as of December 27, 1996, Combined Statements of Income, Owners' Deficit and Cash Flows for the year ended December 27, 1996 for Westchase Holdings Ltd. with accompanying notes and Independent Auditors' Report (incorporated by reference from CapStar's Current Report on Form 8-K dated September 5, 1997 (File No. 1-12017)).

99.9 The Balance Sheet of Governor Morris Hotel Partners, L.P. as of June 30, 1997 (unaudited), the Statement of Operations of Governor Morris Hotel Partners, L.P. for the six months ended June 30, 1997 (unaudited), the Statement of Changes in Partners' Deficit of Governor Morris Hotel Partners, L.P. for the six months ended June 30, 1997 (unaudited), and the Statement of Cash Flows for Governor Morris Hotel Partners, L.P. for the six months ended June 30, 1997 (unaudited), the Balance Sheets of Governor Morris Hotel Partners, L.P. as of December 31, 1996 and 1995, and the Statements of Operations, Changes in Partners' Deficit and Cash Flows of Governor Morris Hotel Partners, L.P. for the years ended December 31, 1996 and 1995 (incorporated by reference from pages 3 to 21 of CapStar's Current Report on Form 8-K dated September 18, 1997 (File No. 1-12017)).

99.10 The Consolidated Balance Sheet of Atgen Holdings, Inc. and Subsidiaries as of July 31, 1997 (unaudited), January 31, 1997 and 1996, the Consolidated Statements of Operations of Atgen Holdings, Inc. and Subsidiaries for the six months ended July 31, 1997 (unaudited) and for the year ended January 31, 1997 and 1996, the Consolidated Statement of Cash Flows of Atgen Holdings, Inc. and Subsidiaries for the six months ended July 31, 1997 (unaudited) and for the year ended January 31, 1997 and 1996 (incorporated by reference from pages 3 to 10 of CapStar's Current Report on Form 8-K dated September 22, 1997 (File No. 1-12017)).

99.11 The Balance Sheets of OpCo as of March 31, 1998 (unaudited), December 31, 1997 and 1996, Statements of Operations, Owners' Equity and Cash Flows of OpCo for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 (incorporated by reference from Item 7 of CapStar's Current Report on Form 8-K dated and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998) (File No. 1-12017)).

99.12 Balance Sheets of AGHI as of March 31, 1998 (unaudited), December 31, 1997 and 1996, Statements of Operations, Stockholders' Equity and Cash Flows of AGHI for the three months ended March 31, 1998 and 1997 (unaudited) and for each of the years in the three-year period ended December 31, 1997 (incorporated by reference from Item 7 of CapStar's Current Report on Form 8-K dated and filed on April 7, 1998 (and the related Current Reports on Form 8-K/A, filed on May 22, 1998 and June 5, 1998) (File No. 1-12017)).

99.13 The unaudited Pro Forma Balance Sheet of MeriStar as of March 31, 1998, the unaudited Pro Forma Statement of Operations of MeriStar for the three months ended March 31, 1998 and the unaudited Pro Form Statements of Operations of MeriStar for the year ended December 31, 1997.

99.14 The Comparative Per Share Information for the year ended December 31, 1998 and for the three months ended March 31, 1998 (unaudited).